UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2026

Diameter Credit Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56624	88-1389797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Suite 6600A
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 655-1419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 20, 2026, Diameter Credit Company Holdings II LLC (“DCC Holdings II”), a wholly owned subsidiary of Diameter Credit Company, a Delaware statutory trust (the “Company”), entered into the Fourth Amendment to Loan and Servicing Agreement (the “Fourth Amendment”) to its Loan and Servicing Agreement (as amended, restated or otherwise modified from time to time, including pursuant to the First Amendment to Loan and Servicing Agreement, dated as of September 11, 2024, the Second Amendment to Loan and Servicing Agreement, dated as of October 2, 2024, the Third Amendment to Loan and Servicing Agreement, dated as of January 23, 2025, and the Fourth Amendment, the “DCC Holdings II Secured Credit Facility”), dated as of April 19, 2024, by and among Diameter Credit Company Holdings II LLC, as borrower, the Company, as transferor and as servicer, the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as administrative agent, Citibank, N.A., as collateral agent, as account bank and as collateral custodian, and Siepe, LLC, as collateral administrator.

The Fourth Amendment amends the DCC Holdings II Secured Credit Facility to, among other things, (i) reduce the interest rate on advances to the Applicable Reference Rate plus a spread of (x) during the Revolving Period, 2.00% per annum, and (y) during the Amortization Period, 2.50% per annum, (ii) extend the contractual maturity date from April 19, 2029 to March 20, 2031 and (iii) permit the sale of assets to certain permitted securitizations.

The foregoing description of the Fourth Amendment to DCC Holdings II Secured Credit Facility does not purport to be complete and is qualified in its entirety by reference to the Fourth Amendment to DCC Holdings II Secured Credit Facility, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Amendment No. 4 to Loan and Servicing Agreement dated as of March 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diameter Credit Company

Date:	March 26, 2026	By:	/s/ Matthew Gilmartin
Matthew Gilmartin, Chief Financial Officer